CorEnergy Announces Fourth Quarter 2019 and Full Year Results
KANSAS CITY, MO - February 26, 2020 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the fourth quarter 2019 and fiscal year ended December 31, 2019.
Fourth Quarter and Fiscal Year 2019 Performance Summary
Fourth Quarter and Fiscal Year 2019 financial highlights are as follows:

	For the Three Months Ended			For the Year Ended
	December 31, 2019			December 31, 2019
		Per Share			Per Share
	Total	Basic	Diluted	Total	Basic	Diluted
Net Income (Loss) (Attributable to Common Stockholders)[1]	$7,493,948	$0.55	$0.55	$(5,175,973)	$(0.40)	$(0.40)
NAREIT Funds from Operations (NAREIT FFO)[1]	$13,006,227	$0.96	$0.93	$16,870,068	$1.29	$1.29
Funds From Operations (FFO)[1]	$12,789,733	$0.94	$0.92	$16,857,484	$1.29	$1.29
Adjusted Funds From Operations (AFFO)[1]	$13,318,662	$0.98	$0.94	$53,012,786	$4.06	$3.83
Dividends Declared to Common Stockholders		$0.75			$3.00
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income (Loss) Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments

•	Maintained dividend: Declared common stock dividend of $0.75 per share ($3.00 annualized) for the fourth quarter 2019, in line with the previous 17 quarterly dividends
“We took steps throughout 2019 to enhance our liquidity and reduce our weighted average cost of capital, which also had the effect of lowering our interest cost and increasing interest income,” said CorEnergy Chief Executive Officer Dave Schulte. “These actions better position us for potential growth transactions, even as producers are finding fewer financing options in the traditional capital markets. We are presently evaluating prospective assets as companies across the energy sector are increasingly turning to alternative financing sources.”
Dividend Declaration
Common Stock: A fourth quarter 2019 dividend of $0.75 per share (or $3.00 per share annualized) was declared for CorEnergy’s common stock. The dividend is payable on February 28, 2020, to stockholders of record on February 14, 2020.
Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on February 28, 2020, to stockholders of record on February 14, 2020.

Fiscal Year 2019 Earnings Conference Call
CorEnergy will host a conference call on Thursday, February 27, 2020, at 9:00 a.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 9:00 a.m. Central Time on March 27, 2020 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 58659. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns critical energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and other income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan (gain) loss, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, amortization of above market leases, income tax expense (benefit) unrelated to securities investments, non-cash costs associated with derivative instruments, (gain) loss on the settlement of ARO, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income (Loss) Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	December 31, 2019	December 31, 2018
Assets
Leased property, net of accumulated depreciation of $105,825,816 and $87,154,095	$379,211,399	$398,214,355
Property and equipment, net of accumulated depreciation of $19,304,610 and $15,969,346	106,855,677	109,881,552
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,235,000	1,300,000
Note receivable	—	5,000,000
Cash and cash equivalents	120,863,643	69,287,177
Deferred rent receivable	29,858,102	25,942,755
Accounts and other receivables	4,143,234	5,083,243
Deferred costs, net of accumulated amortization of $1,956,710 and $1,290,236	2,171,969	2,838,443
Prepaid expenses and other assets	804,341	668,584
Deferred tax asset, net	4,593,561	4,948,203
Goodwill	1,718,868	1,718,868
Total Assets	$651,455,794	$624,883,180
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $158,070 and $210,891	33,785,930	37,261,109
Unsecured convertible senior notes, net of discount and debt issuance costs of $3,768,504 and $1,180,729	118,323,496	112,777,271
Asset retirement obligation	8,044,200	7,956,343
Accounts payable and other accrued liabilities	6,000,981	3,493,490
Management fees payable	1,669,950	1,831,613
Unearned revenue	6,891,798	6,552,049
Total Liabilities	$174,716,355	$169,871,875
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,493,175 and $125,555,675 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,197 and 50,222 issued and outstanding at December 31, 2019 and December 31, 2018, respectively	$125,493,175	$125,555,675
Capital stock, non-convertible, $0.001 par value; 13,638,916 and 11,960,225 shares issued and outstanding at December 31, 2019 and December 31, 2018 (100,000,000 shares authorized)	13,639	11,960
Additional paid-in capital	360,844,497	320,295,969
Retained earnings (deficit)	(9,611,872)	9,147,701
Total Equity	476,739,439	455,011,305
Total Liabilities and Equity	$651,455,794	$624,883,180

Consolidated Statements of Income and Comprehensive Income
	(Unaudited)
	For the Three Months Ended December 31,		For the Years Ended December 31,
	2019	2018	2019	2018
Revenue
Lease revenue	$16,712,017	$18,487,661	$67,050,506	$72,747,362
Transportation and distribution revenue	4,970,173	4,412,378	18,778,237	16,484,236
Financing revenue	27,295	—	116,827	—
Total Revenue	21,709,485	22,900,039	85,945,570	89,231,598
Expenses
Transportation and distribution expenses	1,376,152	1,861,329	5,242,244	7,210,748
General and administrative	2,492,346	4,161,533	10,596,848	13,042,847
Depreciation, amortization and ARO accretion expense	5,646,254	6,078,582	22,581,942	24,947,453
Provision for loan gain	—	(536,867)	—	(36,867)
Total Expenses	9,514,752	11,564,577	38,421,034	45,164,181
Operating Income	$12,194,733	$11,335,462	$47,524,536	$44,067,417
Other Income (Expense)
Net distributions and other income	$426,797	$41,503	$1,328,853	$106,795
Net realized and unrealized loss on other equity securities	—	(48,028)	—	(1,845,309)
Interest expense	(2,996,512)	(3,168,583)	(10,578,711)	(12,759,010)
Gain on the sale of leased property, net	—	11,723,257	—	11,723,257
Loss on extinguishment of debt	—	—	(33,960,565)	—
Total Other Income (Expense)	(2,569,715)	8,548,149	(43,210,423)	(2,774,267)
Income before income taxes	9,625,018	19,883,611	4,314,113	41,293,150
Taxes
Current tax benefit	(472,498)	(530,659)	(120,024)	(585,386)
Deferred tax expense (benefit)	289,788	(81,725)	354,642	(1,833,340)
Income tax expense (benefit), net	(182,710)	(612,384)	234,618	(2,418,726)
Net Income attributable to CorEnergy Stockholders	$9,807,728	$20,495,995	$4,079,495	$43,711,876
Preferred dividend requirements	2,313,780	2,357,752	9,255,468	9,548,377
Net Income (Loss) attributable to Common Stockholders	$7,493,948	$18,138,243	$(5,175,973)	$34,163,499

Earnings (Loss) Per Common Share:
Basic	$0.55	$1.52	$(0.40)	$2.86
Diluted	$0.55	$1.32	$(0.40)	$2.79
Weighted Average Shares of Common Stock Outstanding:
Basic	13,549,797	11,953,098	13,041,613	11,935,021
Diluted	13,549,797	15,406,371	13,041,613	15,389,180
Dividends declared per share	$0.750	$0.750	$3.000	$3.000

Consolidated Statements of Cash Flow

	For the Years Ended December 31,
	2019	2018
Operating Activities
Net Income	$4,079,495	$43,711,876
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	354,642	(1,845,710)
Depreciation, amortization and ARO accretion	23,808,083	26,361,907
Gain on sale of leased property, net	—	(11,723,257)
Provision for loan gain	—	(36,867)
Loss on extinguishment of debt	33,960,565	—
Gain on sale of equipment	(7,390)	(8,416)
Net realized and unrealized loss on other equity securities	—	1,845,309
Loss on settlement of asset retirement obligation	—	310,941
Common stock issued under directors' compensation plan	—	67,500
Changes in assets and liabilities:
Increase in deferred rent receivables	(3,915,347)	(7,038,848)
(Increase) decrease in accounts and other receivables	940,009	(1,297,207)
(Increase) decrease in prepaid expenses and other assets	(136,108)	73,505
Increase (decrease) in management fee payable	(161,663)	83,187
Increase in accounts payable and other accrued liabilities	2,517,069	476,223
Decrease in income tax liability	—	(2,204,626)
Increase (decrease) in unearned revenue	339,749	(152,777)
Net cash provided by operating activities	$61,779,104	$48,622,740
Investing Activities
Proceeds from the sale of leased property	—	55,553,975
Proceeds from sale of other equity securities	—	449,067
Purchases of property and equipment, net	(372,934)	(105,357)
Proceeds from asset sale	7,000	17,999
Principal payment on financing note receivable	65,000	236,867
Principal payment on note receivable	5,000,000	—
Return of capital on distributions received	—	663,939
Net cash provided by investing activities	$4,699,066	$56,816,490
Financing Activities
Debt financing costs	(372,759)	(264,010)
Cash paid for extinguishment of convertible notes	(78,939,743)	—
Net offering proceeds on convertible debt	116,355,125	—
Repurchases of Series A preferred stock	(60,550)	(4,275,553)
Dividends paid on Series A preferred stock	(9,255,121)	(9,587,500)
Dividends paid on common stock	(39,100,656)	(34,284,059)
Principal payments on secured credit facilities	(3,528,000)	(3,528,000)
Net cash used in financing activities	$(14,901,704)	$(51,939,122)
Net Change in Cash and Cash Equivalents	$51,576,466	$53,500,108
Cash and Cash Equivalents at beginning of period	69,287,177	15,787,069
Cash and Cash Equivalents at end of period	$120,863,643	$69,287,177

Supplemental Disclosure of Cash Flow Information
Interest paid	$6,834,439	$11,200,835
Income taxes paid (net of refunds)	89,433	2,136,563

Non-Cash Investing Activities
Note receivable in consideration of the sale of leased property	$—	$5,000,000

	For the Years Ended December 31,
	2019	2018
Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$—	$(255,037)
Reinvestment of distributions by common stockholders in additional common shares	403,831	1,509,830
Common stock issued upon exchange and conversion of convertible notes	66,064,966	42,654

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended December 31,		For the Years Ended December 31,
	2019	2018	2019	2018
Net Income attributable to CorEnergy Stockholders	$9,807,728	$20,495,995	$4,079,495	$43,711,876
Less:
Preferred Dividend Requirements	2,313,780	2,357,752	9,255,468	9,548,377
Net Income (Loss) attributable to Common Stockholders	$7,493,948	$18,138,243	$(5,175,973)	$34,163,499
Add:
Depreciation	5,512,279	5,939,821	22,046,041	24,355,959
Less:
Gain on the sale of leased property, net	—	11,723,257	—	11,723,257
NAREIT funds from operations (NAREIT FFO)	$13,006,227	$12,354,807	$16,870,068	$46,796,201
Add:
Distributions received from investment securities	426,797	41,503	1,328,853	106,795
Net realized and unrealized loss on other equity securities	—	48,028	—	1,845,309
Less:
Net distributions and other income	426,797	41,503	1,328,853	106,795
Income tax benefit from investment securities	216,494	190,792	12,584	682,199
Funds from operations adjusted for securities investments (FFO)	$12,789,733	$12,212,043	$16,857,484	$47,959,311
Add:
Loss of extinguishment of debt	—	—	33,960,565	—
Transaction costs	28,115	397,520	185,495	521,311
Amortization of debt issuance costs	333,055	353,637	1,226,139	1,414,457
Amortization of deferred lease costs	22,983	22,983	91,932	91,932
Accretion of asset retirement obligation	110,992	115,778	443,969	499,562
Loss on settlement of ARO	—	310,941	—	310,941
Less:
Income tax (expense) benefit	(33,784)	421,592	(247,202)	1,736,527
Provision for loan gain	—	536,867	—	36,867
Adjusted funds from operations (AFFO)	$13,318,662	$12,454,443	$53,012,786	$49,024,120

Weighted Average Shares of Common Stock Outstanding:
Basic	13,549,797	11,953,098	13,041,613	11,935,021
Diluted	16,102,310	15,406,371	15,425,747	15,389,180
NAREIT FFO attributable to Common Stockholders
Basic	$0.96	$1.03	$1.29	$3.92
Diluted (1)	$0.93	$0.94	$1.29	$3.61
FFO attributable to Common Stockholders
Basic	$0.94	$1.02	$1.29	$4.02
Diluted (1)	$0.92	$0.93	$1.29	$3.69
AFFO attributable to Common Stockholders
Basic	$0.98	$1.04	$4.06	$4.11
Diluted (2)	$0.94	$0.94	$3.83	$3.70
(1) The year ended December 31, 2019 diluted per share calculations exclude dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization because such impact is antidilutive. The three months ended December 31, 2019 and 2018, as well as the year ended December 31, 2018, include these dilutive adjustments. For periods presented without per share dilution, the number of weighted average diluted shares is equal to the number of weighted average basic shares presented.

(2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.